GROUP VARIABLE UNIVERSAL LIFE INSURANCE
The Prudential Variable Contract Account GI-2
The Prudential Insurance Company of America

Supplement dated July 13, 2023,
to the AICPA 2022 Group Variable Universal Life for Members Prospectus

This supplement should be read and retained with the current prospectus for your group variable universal life insurance Contract. This supplement is intended to update certain information in the prospectus for your group variable universal life insurance Contract. If you would like another copy of the current prospectus, please contact us at (800) 562-9874.

Effective on or about September 1, 2023, the Lazard Retirement US Small-Mid Cap Equity Portfolio (“the Fund”) will change its name to the Lazard Retirement US Small Cap Equity Select Portfolio. The row for the Fund in Appendix A will hereby deleted and replaced with the following:

Type	Fund - Investment Manager(s) / Subadviser(s)	Current Expense	Average Annual Total Returns As Of 12/31/2022
			1 year	5 year	10 year
Small Blend	Lazard Retirement US Small Cap Equity Select Portfolio (Service) - Lazard Asset Management LLC	1.15%^	(15.52)%	4.04%	8.94%
^The Fund’s annual current expense reflects temporary fee reductions.

PLEASE RETAIN THIS SUPPLEMENT WITH YOUR PROSPECTUS
AICPA3SUP101